ERShares Entrepreneurs ETF

(ENTR)

(the "Fund")

Supplement dated May 1, 2023, to the Prospectus
and Statement of Additional Information, each dated October 28, 2022.

______________________________________________________________________________

Effective May 1, 2023, the Fund's management fee is set to an annual rate of 0.75% of average daily net assets. Any disclosures to the contrary in the Prospectus or Statement of Additional Information should be disregarded. The fee table and examples below replace the previous fee table and examples.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The management fee is structured as a "unified fee," out of which the Fund's Adviser pays all of the ordinary operating expenses of the Fund, except for payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example

This example (the "Example") is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions or other transaction costs that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The return of 5% and estimated expenses are for illustration purposes only,and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information for the Fund, each dated October 28, 2022, which provide information that you should know about the Fund. These documents are available upon request and without charge by calling the Fund toll-free at 877-271-8811 or by writing to, ERShares Entrepreneurs ETF c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707.

Please retain this Supplement for future reference.